September 16, 2019


First Trust Exchange-Traded AlphaDEX(R) Fund
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187


Re: 12b-1 Plan Extension Letter for First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust").

Ladies and Gentlemen:

      It is hereby acknowledged that First Trust Portfolios L.P. serves as the distributor of the shares of each series of the Trust. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), comprised of various exchange-traded funds (each, a "Fund," and, collectively, the "Funds") set forth on Exhibit A attached hereto, which may be supplemented to add new Funds.

      It is further acknowledged that the Trust has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule l2b-1 under the 1940 Act with respect to the shares of beneficial interest ("Shares") of the Funds. Pursuant to the Plan, each Fund may bear a fee not to exceed 0.25% per annum of such Fund's average daily net assets.

      The purpose of this letter agreement is to agree and acknowledge that the Funds shall not pay, and we shall not collect, any fees pursuant to the Plan any time before the date set forth on Exhibit A attached hereto for each Fund.

                                                   Very Truly Yours,

                                                   FIRST TRUST PORTFOLIOS L.P.

                                                   /s/ James M Dykas
                                                   _____________________________
                                                   James M Dykas
                                                   Chief Financial Officer


AGREED AND ACKNOWLEDGED:
------------------------


First Trust Exchange-Traded AlphaDEX(R) Fund

/s/ Donald P. Swade
_____________________________
Donald P. Swade
Treasurer, Chief Financial Officer
and Chief Accounting Officer


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                                   EXHIBIT A

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

----------------------------------------------------------- --------------------
FUNDS                                                              DATES
----------------------------------------------------------- --------------------
First Trust Large Cap Core AlphaDEX(R) Fund                  November 30, 2020
----------------------------------------------------------- --------------------
First Trust Mid Cap Core AlphaDEX(R) Fund                    November 30, 2020
----------------------------------------------------------- --------------------
First Trust Small Cap Core AlphaDEX(R) Fund                  November 30, 2020
----------------------------------------------------------- --------------------
First Trust Large Cap Value AlphaDEX(R) Fund                 November 30, 2020
----------------------------------------------------------- --------------------
First Trust Large Cap Growth AlphaDEX(R) Fund                November 30, 2020
----------------------------------------------------------- --------------------
First Trust Multi Cap Value AlphaDEX(R) Fund                 November 30, 2020
----------------------------------------------------------- --------------------
First Trust Multi Cap Growth AlphaDEX(R) Fund                November 30, 2020
----------------------------------------------------------- --------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund          November 30, 2020
----------------------------------------------------------- --------------------
First Trust Consumer Staples AlphaDEX(R) Fund                November 30, 2020
----------------------------------------------------------- --------------------
First Trust Energy AlphaDEX(R) Fund                          November 30, 2020
----------------------------------------------------------- --------------------
First Trust Financials AlphaDEX(R) Fund                      November 30, 2020
----------------------------------------------------------- --------------------
First Trust Health Care AlphaDEX(R) Fund                     November 30, 2020
----------------------------------------------------------- --------------------
First Trust Industrials/Producer Durables AlphaDEX(R) Fund   November 30, 2020
----------------------------------------------------------- --------------------
First Trust Materials AlphaDEX(R) Fund                       November 30, 2020
----------------------------------------------------------- --------------------
First Trust Technology AlphaDEX(R) Fund                      November 30, 2020
----------------------------------------------------------- --------------------
First Trust Utilities AlphaDEX(R) Fund                       November 30, 2020
----------------------------------------------------------- --------------------
First Trust Mid Cap Growth AlphaDEX(R) Fund                  November 30, 2020
----------------------------------------------------------- --------------------
First Trust Mid Cap Value AlphaDEX(R) Fund                   November 30, 2020
----------------------------------------------------------- --------------------
First Trust Small Cap Growth AlphaDEX(R) Fund                November 30, 2020
----------------------------------------------------------- --------------------
First Trust Small Cap Value AlphaDEX(R) Fund                 November 30, 2020
----------------------------------------------------------- --------------------
First Trust Mega Cap AlphaDEX(R) Fund                        November 30, 2020
----------------------------------------------------------- --------------------